Exhibit (10)k


                          KIMBERLY-CLARK CORPORATION
                          1999 RESTRICTED STOCK PLAN
                       (AMENDED AS OF NOVEMBER 14, 2000)



1.   PURPOSE

     This Restricted Stock Plan (the "Plan") of Kimberly-Clark Corporation (the "Corporation") is intended to aid in retaining highly qualified personnel and to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, and to provide such employees with this incentive and reward opportunity and thereby increase their motivation to continue to make such contributions in the future.

2.   EFFECTIVE  DATE

     The Plan is effective as of January 1, 1999.

3.   DEFINITIONS

     "Affiliate" means any company in which the Corporation owns 20% or more
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of the equity interest (collectively, the Affiliates").

     "Award" has the meaning set forth in section 6 of this Plan.
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     "Board" means the Board of Directors of the Corporation.
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     "Cause" means any of the following: (i) the commission by the
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Participant of a felony; (ii) the Participant's dishonesty, habitual neglect or incompetence in the management of the affairs of the Corporation; or (iii) the refusal or failure by the Participant to act in accordance with any lawful directive or order of the Corporation, or an act or failure to act by the Participant which is in bad faith and which is detrimental to the Corporation.

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     "Change of Control" means an event deemed to have taken place if: (i) a
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third person, including a "group" as defined in Section 13(d)(3) of the
Securities Exchange Act of 1934, acquires shares of the Corporation having 20% or more of the total number of votes that may be cast for the election of Directors of the Corporation; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation.

     "Code" means the Internal Revenue Code of 1986 and the regulations
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thereunder, as amended from time to time.

     "Committee" means the Compensation Committee of the Board, provided that
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if the requisite number of members of the Compensation Committee are not
Disinterested Persons, the Plan shall be administered by a committee, all of whom are Disinterested Persons, appointed by the Board and consisting of two or more directors with full authority to act in the matter. The term "Committee" shall mean the Compensation Committee or the committee appointed by the Board, as the case may be.

     "Committee Rules" means the interpretative guidelines, if any, approved
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by the Committee providing the foundation for administration of this Plan.

     "Common Stock" means the common stock, par value $1.25 per share, of the
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Corporation and shall include both treasury shares and authorized but unissued shares and shall also include any security of the Corporation issued in substitution, in exchange for, or in lieu of the Common Stock.

     "Disinterested Person" means a person who is a "Non-Employee Director"
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for purposes of rule 16b-3 under the Exchange Act, or any successor provision, and who is also an "outside director" for purposes of section 162(m) of the Code or any successor section.

     "Exchange  Act" means the Securities Exchange Act of 1934 and the rules
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and regulations thereunder, as amended from time to time.

     "Fair Market Value" means the reported closing price of the Common Stock,
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on the relevant date as reported on the composite list used by The Wall Street
Journal for reporting stock prices, or if no such sale shall have been made on that day, on the last preceding day on which there was such a sale.

     "Participant" means an employee who the Committee selects to participate
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in and receive Awards under the Plan (collectively, the "Participants").

     "Qualified Termination of Employment" means the termination of a
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Participant's employment with the Corporation and/or its Affiliates within the two (2) year period following a Change of Control of the Corporation for any reason (whether voluntary or involuntary) unless such termination is by reason of death or disability or unless such termination is (i) by the Corporation for Cause or (ii) by the Participant without Good Reason. Subject to the definition of "Termination by the Participant for Good Reason," transfers of employment for administrative purposes among the Corporation and its Affiliates shall not be deemed a Qualified Termination of mployment.

     "Restricted  Period" shall mean the period of time during which the
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Transferability Restrictions applicable to Awards will be inforce.

     "Restricted Share"  shall mean a share of Common Stock which may not be
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traded or sold, until the date the Transferability Restrictions expire.

     "Restricted  Share  Unit" means the right, as described in section 8, to
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receive  an amount, payable in either cash or shares of Common Stock, equal to the value of a specified number of shares of Common Stock. No certificates shall be issued with respect to such Restricted Share Unit, except as provided in subsection 8(d), and the Corporation shall maintain a bookkeeping account in the name of the Participant to which the Restricted Share Unit shall relate.

     "Termination  by  the  Participant  for  Good  Reason"  shall  mean  the
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occurrence  (without  the Participant's express written consent) of any one of the following acts by the Corporation, or failures by the Corporation to act, unless, in the case of any act or failure to act described below, such act or failure to act is corrected prior to the Participant's termination date:

     (i) the assignment to the Participant of any duties inconsistent with the Participant's status with the corporation or a substantial adverse alteration in the nature or status of the Participant's responsibilities from those in effect immediately prior to the Change of Control other than such alteration primarily attributable to the fact that the Corporation may no longer be a public company;

     (ii) a reduction by the Corporation of the Participant's annual base salary by five percent or more as in effect immediately prior to the Change of Control, except for across-the-board salary reductions similarly affecting all similarly situated employees of the Corporation;

     (iii) the Corporation requiring the Participant to be based at a location more than 50 miles from the location of the Participant's office as of the date of the Change of Control except for required travel on the Corporation's business to an extent substantially consistent with the Participant's business travel obligations as of the date of the Change of Control;

      (iv) the failure of the Corporation to pay as soon as administratively feasible, after notice from the Participant, any portion of the Participant's current compensation;

     (v) the failure of the Corporation to continue in effect any compensation plan in which the Participant participates immediately prior to the Change of Control which is material to the Participant's total compensation, including but not limited to the Corporation's stock option, incentive compensation, and bonus plans, or any substitute plans adopted prior to the Change of Control, unless an equitable arrangement (which is embodied in an ongoing substitute or alternative plan but which need not provide the Participant with equity-based incentives) has been made with respect to such plan, or the failure by the Corporation to continue the Participant's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable than the benefits provided to other participants; or

     (vi) the failure by the Corporation to continue to provide the Participant with benefits substantially similar to those enjoyed by the Participant under any of the Corporation's pension, life insurance, medical, health and accident, or disability plans in which the Participant was participating at the time of the Change of Control, the taking of any action by the Corporation which would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefit enjoyed by the Participant at the time of the Change of Control, or the failure by the Corporation to provide the Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Corporation in accordance with the Corporation's normal vacation policy in effect at the time of the Change of Control.

     The Participant's right to terminate the Participant's employment for Good Reason shall not be affected by the Participant's incapacity due to physical or mental illness. The Participant's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

     "Total and Permanent Disability" means Totally and Permanently Disabled
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as defined in the Kimberly-Clark Corporation Salaried Employees' Retirement
Plan.

     "Transferability Restrictions" means the restrictions on transferability
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imposed on Awards of Restricted Shares or Restricted Share Units.

4.    ADMINISTRATION

     The Plan and all Awards granted pursuant thereto shall be administered by the Committee. The Committee, in its absolute discretion, shall have the power to interpret and construe the Plan. Any interpretation or construction of any provisions of this Plan by the Committee shall be final and conclusive upon all persons. No member of the Board or the Committee shall be liable for any action or determination made in good faith.

     Within 60 days following the close of each calendar year that the Plan is in operation, the Committee shall make a report to the Board. The report shall specify the employees who received Awards under the Plan during the prior year, the form and size of the Awards to the individual employees, and the status of prior Awards.

     The Committee shall have the power to promulgate Committee Rules and other guidelines in connection with the performance of its obligations, powers and duties under the Plan, including its duty to administer and construe the Plan.

     The Committee may authorize persons other than its members to carry out its policies and directives subject to the limitations and guidelines set by the Committee, except that: (a) the authority to grant Awards, the selection of officers and directors for participation and decisions concerning the timing, pricing and amount of a grant or Award shall not be delegated by the Committee; (b) the authority to administer Awards with respect to persons who are subject to section 16 of the Exchange Act shall not be delegated by the Committee; and (c) any delegation shall satisfy all applicable requirements of rule 16b-3 of the Exchange Act, or any successor provision. Any person to whom such authority is granted shall continue to be eligible to receive Awards under the Plan.

5.   ELIGIBILITY

     The Committee shall from time to time select the Plan Participants from those employees whom the Committee determines either to be in a position to contribute materially to the success of the Corporation or Affiliate, or to have in the past so contributed, and it is desired to motivate them to continue to make such contributions in the future. Only employees (including officers and directors who are employees) of the Corporation and its Affiliates are eligible to participate in the Plan.

6.   FORMS OF AWARDS

     All Awards under the Plan shall be made in the form of Restricted Shares or Restricted Share Units. The Committee may make Awards solely in Restricted Shares or Restricted Share Units, or in any combination of the two. Notwithstanding anything in this Plan to the contrary, any Restricted Shares shall contain the restriction on assignability in subsection 14(f) of this Plan to the extent required under rule 16b-3 of the Exchange Act.


7.   RESTRICTED SHARES

     The Committee may from time to time designate those Participants who shall receive Restricted Share Awards. Each grant of Restricted Shares under the Plan shall be evidenced by an agreement which shall be executed by the Corporation and the Grantee. The agreement shall contain such terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee and shall indicate the number of Restricted Shares awarded and the following terms and conditions of the award.

     (a) Grant of Restricted Shares. The Committee shall determine the number of Restricted Shares to be included in the grant and the period or periods during which the Transferability Restrictions applicable to the Restricted Shares will be in force (the "Restricted Period"). The Restricted Period shall be for a minimum of three years and shall not exceed ten years from the date of grants, as determined by the Committee at the time of grant. The Restricted Period may be the same for all Restricted Shares granted at a particular time or to any one Grantee or may be different with respect to different Grantees or with respect to various of the Restricted Shares granted to the same Grantee, all as determined by the Committee at the time of grant.

     (b) Transferability Restrictions. During the Restricted Period, Restricted Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a Grantee's right, if any, to receive Shares upon termination of the Restricted Period may not be assigned or transferred except by will or by the laws of decent and distribution. In order to enforce the limitations imposed upon the Restricted Shares the Committee may (i) cause a legend or legends to be placed on any such certificates, and/or (ii) issue "stop transfer" instructions as it deems necessary or appropriate. Holders of Restricted Shares limited as to sale under this subsection 7(b) shall have rights as a shareholder with respect to such shares to receive dividends in cash or other property or other distribution or rights in respect of such shares, and to vote such shares as the record owner thereof. With respect to each grant of Restricted Shares, the Committee shall determine the Transferability Restrictions which will apply to the Restricted Shares for all or part of the Restricted Period. By way of illustration but not by way of limitation, the Committee may provide
(i) that the Grantee will not be entitled to receive any Shares unless he or she is still employed by the Corporation or its Subsidiaries at the end of the Restricted Period, (ii) that the Grantee will become vested in Restricted Shares according to a schedule determined by the Committee, or under other terms and conditions determined by the Committee, and (iii) how any Transferability Restrictions will be applied, modified or accelerated in the case of the Grantee's death or Total and Permanent Disability.

(c) Manner of Holding and Delivering Restricted Shares. Each certificate issued for Restricted Shares shall be registered in the name of the Grantee and deposited with the Corporation or its designee. These certificates shall remain in the possession of the Corporation or its designee until the end of the applicable Restricted Period or, if the Committee has provided for earlier termination of the Transferability Restrictions following a Grantee's death, Total and Permanent Disability or earlier vesting of the Shares, such earlier termination of the Transferability Restrictions. At whichever time is applicable, certificates representing the number of Shares to which the Grantee is then entitled shall be delivered to the Grantee free and clear of the Transferability Restrictions; provided that in the case of a Grantee who is not entitled to receive the full number of Shares evidenced by the certificates then being released from escrow because of the application of the Transferability Restrictions, those certificates shall be returned to the Corporation and canceled and a new certificate representing the Shares, if any, to which the Grantee is entitled pursuant to the Transferability Restrictions shall be issued and delivered to the Grantee, free and clear of the Transferability Restrictions.

8.   RESTRICTED SHARE UNITS

     The Committee shall from time to time designate those Participants who shall receive Awards. The Committee shall advise such Participants of their Awards by a letter indicating the number of Restricted Share Units awarded and the following terms and conditions of the award.

         (a) Restricted Share Units may be granted to Participants as of the first day of a Restricted Period. The number of Restricted Share Units to be granted to each Participant and the Restricted Period shall be determined by the Committee in its sole discretion.

         (b) Transferability Restrictions. With respect to each grant of Restricted Share Units, the Committee shall determine the Transferability Restrictions which will apply to the Restricted Share Units for all or part of the Restricted Period. By way of illustration but not by way of limitation, the Committee may provide (i) that the Grantee will forfeit any Restricted Share Units unless he or she is still employed by the Corporation or its Subsidiaries at the end of the Restricted Period, (ii) that the Grantee will become vested in Restricted Share Units according to a schedule determined by the Committee, or under other terms and conditions determined by the Committee, and (iii) how any Transferability Restrictions will be applied, modified or accelerated in the case of the Grantee's death or Total and Permanent Disability.

         (c) During the Restricted Period, Participants will be credited with dividends, equivalent in value to those declared and paid on shares of Common Stock, on all Restricted Share Units granted to them. These dividends will be regarded as having been reinvested in Restricted Share Units on the date of the Common Stock dividend payments based on the then Fair Market Value of the Common Stock thereby increasing the number of Restricted Share Units held by a
Participant.    Holders  of  Restricted Share Units under this subsection 8(c)
shall have none of the rights of a shareholder with respect to such shares. Holders of Restricted Share Units are not entitled to receive dividends in cash or other property, nor other distribution of rights in respect of such shares, nor to vote such shares as the record owner thereof.

         (d) Payment of Restricted Share Units. The payment of Restricted Share Units shall be made in cash or shares of Common Stock, or a combination of both, as determined by the Committee at the time of grant. The payment of Restricted Share Units shall be made within 90 days following the end of the Restricted Period.

9.       LEAVES OF ABSENCE AND OTHER TERMINATIONS

         (a) In the event the Participant's employment with the Corporation or an Affiliate is terminated by reason of a shutdown or divestiture of all or a portion of the Corporation's or its Affiliate's business, a proportion of the Restricted Share or Restricted Share Unit Award shall be considered to vest as of the close of the fiscal year of the Participant's termination of employment. The number of shares that shall vest shall be prorated for the number of full years of employment during the Restricted Period prior to the Participant's termination of employment.

         (b) In the event of a Qualified Termination of Employment of a Participant, all of the Restricted Shares or Restricted Share Unit Awards shall be considered to vest immediately.

         (c) An authorized leave of absence, or qualified military leave in accordance with section 414(u) of the Code, shall not be deemed to be a
termination  of  employment  for  purposes  of  the  Plan.    A termination of
employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment for purposes of the Plan.

10.  SHARES SUBJECT TO THE PLAN

     The number of shares of Common Stock available with respect to all Awards granted under this Plan shall not exceed 2,500,000 in the aggregate, subject to the adjustment provision set forth in section 11 hereof. The shares of Common Stock subject to the Plan shall consist only of treasury shares. Restricted Share Units which are retired through forfeiture or maturity, other than those Restricted Share Units which are retired through the payment of Common Stock, and Restricted Shares which are forfeited during the Restricted Period due to any applicable Transferability Restrictions will be available for Awards under the Plan to the extent permitted by section 16 of the Exchange Act (or the rules and regulations promulgated thereunder) and to the extent determined appropriate by the Committee. Shares of Common Stock which are distributed through the payment of Restricted Share Units pursuant to subsection 8(d) will not be available for Awards under the Plan.

11.  CHANGES  IN  CAPITALIZATION

     In the event there are any changes in the Common Stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee, to the extent necessary to preserve the benefit to the Participant contemplated hereby, to reflect such changes in (a) the aggregate number of shares subject to the Plan, (b) the maximum number of shares subject to the Plan, (c) the number of Restricted Shares and Restricted Share Units awarded to Participants, and (d) such other provisions of the Plan as may be necessary and equitable to carry out the foregoing purposes.

12.  EFFECT ON OTHER PLANS

     All payments and benefits under the Plan shall constitute special compensation and shall not affect the level of benefits provided to or received by any Participant (or the Participant's estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate. The Plan shall not be construed to affect in any way a Participant's rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

13.  TERM OF THE PLAN

     The term of the Plan shall be four years, beginning January 1, 1999, and ending December 31, 2002, unless the Plan is terminated prior thereto by the Committee. No Restricted Shares or Restricted Share Units may be awarded after the termination date of the Plan, but Restricted Shares and Restricted Share Units theretofore granted or awarded shall continue in force beyond that date pursuant to their terms.

14.  GENERAL PROVISIONS

         (a) Designated Beneficiary. Each Participant who shall be granted Restricted Shares and Restricted Share Units under the Plan may designate a beneficiary or beneficiaries with the Committee; provided that no such designation shall be effective unless so filed prior to the death of such Participant.

         (b) No Right of Continued Employment. Neither the establishment of the Plan nor the payment of any benefits hereunder nor any action of the Corporation, its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates expressly reserve the right to discharge any Participant without liability to the Corporation, its Affiliates, the Board of Directors of the Corporation or its Affiliates or the Committee, except as to any rights which may be expressly conferred upon a Participant under the Plan.

         (c) Binding Effect. Any decision made or action taken by the Corporation, the Board or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all persons.

         (d)     Modification of Awards.   The Committee may in its sole and
absolute discretion, by written notice to a Participant, accelerate the Restricted Period with respect to the Awards granted under this Plan. In the case of any Award granted to a Participant who is not a resident of the United States or who is employed by an Affiliate other than an Affiliate that is incorporated, or whose place of business is, in a State of the United States, the Committee may (i) determine which Participants, countries and Affiliates are eligible to participate in the Plan, (ii) modify the terms and conditions of any Awards granted to Participants who are employed outside the United States, (iii) establish subplans, each of which shall be attached as an appendix hereto, modify Award exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (iv) take any action, either before or after the Award is made, which it deems advisable to obtain approval of such Award by an appropriate governmental entity; provided, however, that no action may be taken hereunder if such action would (1) materially increase any benefits accruing to any Participants under the Plan, (2) increase the number of securities which may be issued under the Plan, or (3) result in a failure to comply with applicable provisions of the Securities Act of 1933, the Exchange Act or the Code.

         (e) No Segregation of Cash or Stock. The Restricted Share Unit accounts established for Participants are merely a bookkeeping convenience and neither the Corporation nor its Affiliates shall be required to segregate any cash or stock which may at any time be represented by Awards. Nor shall anything provided herein be construed as providing for such segregation. Neither the Corporation, its Affiliates, the Board nor the Committee shall, by any provisions of the Plan, be deemed to be a trustee of any property, and the liability of the Corporation or its Affiliates to any Participant pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by the Plan, and no such obligation of the Corporation or its Affiliates shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation or its Affiliates.

         (f) Inalienability of Benefits and Interest. Except as provided in subsection 14(a), no benefit payable under or interest in the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary.

         (g) Delaware Law to Govern. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

         (h)     Purchase  of  Common  Stock.    The Corporation and its
Affiliates may purchase from time to time shares of Common Stock in such amounts as they may determine for purposes of the Plan. The Corporation and its Affiliates shall have no obligation to retain, and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock purchased pursuant to this paragraph.

         (i) Withholding. The Committee shall require the withholding of all taxes as required by law. Notwithstanding any other provision of the
Plan, the number of shares of Common Stock or the amount of cash to be delivered may, in the discretion of the Corporation, be net of the number of shares of Common Stock or the amount of cash required to be withheld to meet all applicable tax withholding requirements.

         (j) Amendments. The Committee may at any time amend, suspend, or discontinue the Plan or alter or amend any or all Awards under the Plan to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the Common Stock or any other security of the Corporation is listed, (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Exchange Act (including rule 16b-3 thereof) and (4) that such action would not result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section (including the rules and regulations promulgated thereunder); provided, however, that if any of the foregoing requires the approval by stockholders of any such amendment, suspension or discontinuance, then the Committee may take such action subject to the approval of the stockholders. Except as provided in subsection 14(d) no such amendment, suspension, or termination of the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant under the Plan.